Exhibit 99.1

Delivering Novel Therapies for RAS/MAPK Pathway-Driven Cancers C O R P O R A T E P R E S E N T A T I O N A U G U S T 2 0 2 6

2 FORWARD-LOOKING STATEMENTS This presentation includes forward-looking statements about, among other things, Verastem Oncology’s (the “Company”) programs and product candidates, strategy, future plans and prospects, including statements related to the approval and commercialization of AVMAPKI® FAKZYNJA® CO-PACK (avutometinib capsules; defactinib tablets) as a treatment for adult patients with Kirsten rat sarcoma viral oncogene homolog (KRAS) mutant-type (mt) recurrent Low-Grade Serous Ovarian Cancer (LGSOC), the expected outcome and benefits of collaborations, including with GenFleet Therapeutics (Shanghai), Inc. (GenFleet), including the conduct of a Phase 1/2a study and subsequent studies with respect to VS-7375, the potential of the results of the RAMP 301 Phase 3 trial to confirm the results of the RAMP 201 study specific to KRAS mutant patients and to expand the indication for AVMAPKI FAKZYNJA CO-PACK regardless of KRAS mutation status, the structure and potential clinical value of our completed, planned and pending clinical trials, the potential clinical value of various of the Company's clinical trials, including the RAMP 201, RAMP 201J, RAMP 205, RAMP 301 and VS-7375 trials, the timing of commencing and completing trials, including topline data reports, our interactions with regulators, the timeline and indications for clinical development, regulatory submissions and the potential for and timing of commercialization of our product candidates and potential for additional development programs involving the Company’s lead compound and the potential market opportunities thereof; and the estimated addressable markets for, and anticipated market opportunities of our drug candidates. The words "anticipate," "believe," "estimate," "expect," "may," "plan," "target," "potential," "would," "could," "should," "continue," “can” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Forward-looking statements are subject to a number of risks and uncertainties including, but not limited to: the assumptions underlying the forward-looking statements; risks related to the development and successful commercialization of our product candidates; obtaining and maintaining regulatory approvals, including, but not limited to, potential regulatory delays or rejections; the challenges with the commercialization of a new product; our history of operating losses and the possibility that we may never achieve or maintain profitability; risks associated with meeting the objectives of Verastem's clinical trials, including, but not limited to Verastem's ability to achieve enrollment objectives concerning patient numbers (including an adequate safety database), outcomes objectives and/or timing objectives for Verastem's trials; any delays or failures enrollment and the occurrence of adverse safety events; our ability to successfully commercialize AVMAPKI FAKZYNJA CO-PACK in the U.S. including our ability to generate market demand for and acceptance of AVMAPKI FAKZYNJA CO-PACK; the potential inability to raise sufficient capital to fund ongoing operations as currently planned or to obtain financing on acceptable terms or to fund operations from revenues generated by the sales of AVMAPKI FAKZYNJA CO-PACK; actions or advice of regulatory agencies to maintain regulatory approval of AVMAPKI FAKZYNJA CO-PACK; the impact of current and future healthcare reforms, including those affecting the delivery of or payment for healthcare products and services; uncertainties related to the activities and initiatives of the current U.S. presidential administration, including regulatory and policy changes that may adversely affect our business; risks related to our ability to obtain, maintain and enforce patent and other intellectual property protection for our product candidates; decisions by regulatory authorities regarding trial design, labeling and other matters that could affect the timing, availability or commercial potential of our product candidates; whether preclinical testing of our product candidates and preliminary or interim data from clinical trials will be predictive of the results or success of ongoing or later clinical trials; that the timing, scope and rate of reimbursement for our product candidates is uncertain; that the market opportunities of our drug candidates are based on internal and third-party estimates which may prove to be incorrect; that third-party payors (including government agencies) may not reimburse; that there may be competitive developments affecting our product candidates; that data may not be available when expected; that enrollment of clinical trials may take longer than expected; the risks that we will not satisfy our post-marketing requirements and commitments established and agreed to as part of the FDA's approval of AVMAPKI FAKZYNJA CO-PACK; that our marketed product candidates may cause adverse safety events and/or unexpected concerns may arise from additional data or analysis, or result in unmanageable safety profiles as compared to their levels of efficacy; that we may not be able to confirm the results from the RAMP 201 study or expand the approved indication for AVMAPKI FAKZYNJA CO-PACK; that our product candidates may experience manufacturing or supply interruptions or failures; that any of our third-party contract research organizations, contract manufacturing organizations, clinical sites, or contractors, among others, who we rely on may fail to fully perform; that we face substantial competition, which may result in others developing or commercializing products before or more successfully than we do which could result in reduced market share or market potential for our product candidates; that we may be unable to successfully initiate or complete the clinical development and eventual commercialization of our product candidates; that the development and commercialization of our product candidates may take longer or cost more than planned, including as a result of conducting additional studies or our decisions regarding execution of such commercialization; that we may not attract and retain high quality personnel; that we or Pfizer, Inc. may fail to fully perform under the license agreement covering certain Pfizer FAK inhibitors, including defactinib; that we or Chugai Pharmaceutical Co., Ltd. may fail to fully perform under the avutometinib license agreement; that we or GenFleet may fail to fully perform under the collaboration and option agreement covering VS-7375 and other assets we may decide to option in; that our total addressable and target markets for our product candidates might be smaller than we are presently estimating; that we or Secura Bio, Inc. may fail to fully perform under the asset purchase agreement with Secura Bio, Inc., including in relation to milestone payments; that we may not be able to establish new or expand on existing collaborations or partnerships, including with respect to in-licensing of our product candidates, on favorable terms, or at all; that we may be unable to obtain adequate financing in the future through product licensing, co-promotional arrangements, public or private equity, debt financing or otherwise; that we may not pursue or submit regulatory filings for our product candidates; that, due to the current presidential administration's significant reduction in the FDA's workforce and potential reductions to the FDA's budget, we may experience a material impact to the FDA's ability to engage in a variety of activities that may affect our business, including routine regulatory and oversight activities; and that our product candidates may not receive regulatory approval, become commercially successful products, or result in new treatment options being offered to patients. Other risks and uncertainties include those identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (SEC) on March 04, 2026, and in any subsequent filings with the SEC, which are available at www.sec.govand www.verastem.com. The forward-looking statements in this presentation speak only as of the original date of this presentation, and we undertake no obligation to update or revise any of these statements whether as a result of new information, future events or otherwise, except as required by law. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. USE OF NON-GAAP FINANCIAL MEASURES This presentation contains references to our non-GAAP operating expense, a financial measure that is not calculated in accordance with generally accepted accounting principles in the US (GAAP). This non-GAAP financial measure excludes certain amounts or expenses from the corresponding financial measures determined in accordance with GAAP. Management believes this non-GAAP information is useful for investors, taken in conjunction with the Company’s GAAP financial statements, because it provides greater transparency and period-over-period comparability with respect to the Company’s operating performance and can enhance investors’ ability to identify operating trends in the Company’s business. Management uses this measure, among other factors, to assess and analyze operational results and trends and to make financial and operational decisions. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the Company’s operating results as reported under GAAP, not in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. In addition, this non-GAAP financial measure is unlikely to be comparable with non-GAAP information provided by other companies. The determination of the amounts that are excluded from non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts. Reconciliations between this non-GAAP financial measure and the most comparable GAAP financial measure are included in the footnotes to the slides in this presentation on which such non-GAAP number appears. THIRD-PARTY SOURCES Certain information contained in this presentation, including industry and market data and other statistical information, relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Disclaimers

3 OUR COMMERCIAL PRODUCTS MONOTHERAPY & COMBINATION APPROACHES RAS: Rat Sarcoma Virus; MAPK: Mitogen-Activated Protein Kinase; RAF: Rapidly Accelerated Fibrosarcoma; MEK: Mitogen-Activated Extracellular Signal-regulated Kinase; FAK: focal adhesion kinase; KRAS: Kirsten Rat Sarcoma Virus Please see the full Prescribing Information for more information OUR FOCUS To expeditiously develop and deliver transformative therapies that truly change outcomes for people living with RAS/MAPK pathway-driven cancers. Avutometinib RAF/MEK Clamp Defactinib FAK Inhibitor VS-7375 KRAS G12D (ON/OFF) Inhibitor Verastem Oncology: Tackling Challenging Cancers with Novel Therapies

4 FDA: Food and Drug Administration CLINICAL-TO-COMMERCIAL SUCCESS in bringing novel RAS/MAPK pathway-targeted therapies from development to FDA approval to commercialization INNOVATIVE PIPELINE with a potential best-in-class KRAS G12D asset targeting the most prevalent KRAS mutation in human cancers SCALABLE ORGANIZATION to maximize future oncology development programs and launches Well Positioned to Deliver Continued Commercial Success and a Potential Best-in-Class Treatment for Long-term Growth OUR ADVANTAGE: 4

5 TARGET RAS DIRECTLY TARGET THE PATHWAY DOWNSTREAM TARGET THE PARALLEL PATHWAY THAT DRIVES RESISTANCE First novel/novel combination therapy, targeting the RAS/MAPK pathway, approved in oncology Precision Targeting of RAS/MAPK-Driven Cancers Differentiates Our Science OUR SCIENTIFIC STRATEGY: EGF: Epidermal Growth Factor; EGRF: Epidermal Growth Factor Receptor; ERK: Extracellular Signal-regulated Kinase; PI3K: Phosphatidylinositol 3-Kinase; AKT: Protein Kinase B; mTOR: Mammalian Target of Rapamycin; YAP: Yes-Associated Protein; TEAD: Transcriptional Enhanced Associate Domain; MYC: Myelocytomatosis oncogene

OUR PIPELINE:

Multi-Faceted & Targeted Approaches to Address RAS/MAPK-Driven Cancers

Asset	Line of Therapy	Phase	Upcoming Milestones
Avutometinib, RAF/MEK Clamp + Defactinib, FAKi			
Avutometinib + Defactinib	Recurrent LGSOC	RAMP 201: Phase 2 Registration Directed Trial; Accelerated FDA Approval May 2025	AVMAPKI® FAKZYNJA® CO-PACK (avutometinib capsules; defactinib tablets) 0.8 mg; 200 mg
Avutometinib + Defactinib vs ICT	Recurrent LGSOC	RAMP 301: Phase 3 International Confirmatory Trial	Expect to report topline readout of primary endpoint by mid-2027
VS-7375, oral KRAS G12D (ON/OFF) inhibitor			
VS-7375 monotherapy + various combinations	KRAS G12D-mutated solid tumors (advanced solid tumors)	TARGET-D 101: Phase 1/2 dose escalation & expansion	Ongoing enrollment; report update in October 2026
VS-7375 monotherapy + EGFR combination	2L mPDAC; 1L PDAC combination	TARGET-D 201: Phase 2 registration directed trial	Expect LPI by end of 2026
VS-7375 monotherapy	2L/3L advanced NSCLC; 2L+ asymptomatic untreated brain mets	TARGET-D 202: Phase 2 registration directed trial	Expect LPI by end of 2026
VS-7375 combinations w/ EGFR & Chemotherapy	2L+ mCRC; 1L mCRC combination	TARGET-D 203: Phase 3 registration directed trial	Expect LPI by end of 2026
VS-7375 combinations	1L mPDAC	TARGET-D 301: Phase 3 pivotal trial (planned)	Expect FPI in 1H 2027
VS-7375 combination	1L advanced NSCLC	TARGET-D 302: Phase 3 pivotal trial (planned)	Expect FPI in 1H 2027
VS-7375 combination	1L mCRC	TARGET-D 303: Phase 3 pivotal trial (planned)	Expect FPI in 1H 2027

VERASTEM ONCOLOGY

Not shown: RAMP201J trial by Japanese Gynecologic Oncology Group sponsored by Verastem.
*GenFleet Therapeutics has an ongoing Phase 1/2 and Phase 3 clinical trials in China with VS-7375, known as GFH375 in China. GenFleet retains greater China rights. Verastem has two undisclosed assets at discovery phase targeting RAS/MAPK pathway-driven cancers as part of the GenFleet collaboration.

ICT: investigator choice of treatment; LGSOC: Low-grade Serous Ovarian Cancer; mPDAC: metastatic Pancreatic Ductal Adenocarcinoma; mNSCLC: metastatic Non-small cell lung cancer; mCRC: metastatic colorectal cancer; FAKi: focal adhesion kinase inhibitor; Gem: Gemcitabine. NabP: nab-paclitaxel; EGFR: epidermal growth factor receptor

6

7 ✓ Dosed first patient in TARGET-D 201 (PDAC) Registration-Directed Trial June 2026 • Complete enrollment across all three TARGET-D Phase 2 Trials • Report an update on VS-7375 across tumor types in October 2026 • Q3 earnings call Mid-2026 2H 2026 End of 2026 1H 2027 • Enroll first patient in each of the Phase 3 TARGET-D pivotal trials (PDAC, CRC, NSCLC) • Q4/FY26 & Q1 earnings calls ✓ Dosed first patient in TARGET-D 202 (NSCLC) & TARGET-D 203 (CRC) Registration- ✓ Directed Trials Completed target enrollment in TARGET-D 101 PDAC, NSCLC, and CRC cohorts Upcoming Catalysts/Milestones OUR MILESTONES:

8 Commercially Launched in the U.S. for KRAS-mutated Recurrent LGSOC FDA APPROVAL DATE: MAY 8, 2025

70% of LGSOC Tumors are Driven by the RAS/MAPK Pathway; ~30% of These Have a KRAS Mutation[1,2,3,4]

- Avutometinib inhibits MEK kinase activity while blocking the compensatory reactivation of MEK by upstream RAF[5,6,7]
- Blocking RAF and/or MEK activates FAK, a key mediator of drug resistance[8,9]
- Defactinib, a FAK inhibitor, inhibits parallel pathway signaling[10,11,12]
- Together, avutometinib plus defactinib offer more complete blockade of the signaling that drives the growth of RAS/MAPK pathway-dependent tumors


The Combination of Avutometinib and Defactinib Induces Deeper Inhibition of Tumor Growth
Growth Factor
Extracellular Matrix
RTK
Integrins
Cell Membrane
FAK
Avutometinib
RAS (KRAS, NRAS)*
Defactinib
RAF
PI3K
RAF-MEK Complex
MEK
YAP, RhoA, etc
AKT
ERK
mTOR
Forward Signaling
Nuclear Membrane
Tumor Growth
*Not inclusive of all mutations.

VERASTEM ONCOLOGY

1. AACR Genie v16.1; 2. Cheasley et al., J Pathol 2021; 3. Thomson et al., Gynecol Oncol 2023; 4. Gershenson et al., Gynecol Oncol 2022; 5. Coma et al., AACR 2022; 6. Ishii et al., Cancer Res, 2013; 7. Lito et al., Cancer Cell, 2014; 8. Lubrano et al., AACR 2024; 9. Banerji et al., AACR 2020; 10. Jones et al., Invest New Drugs 2015; 11. McNamara et al., Gynecol Oncol 2024; 12. Banerjee et al., ASCO 2023

ERK: Extracellular Signal-regulated Kinase; FAK: Focal Adhesion Kinase; MEK, Mitogen-Activated Extracellular Signal-regulated Kinase; mTOR: Mammalian Target of Rapamycin; P: Phosphate; PI3K: Phosphatidylinositol 3-Kinase; RAF: Rapidly Accelerated Fibrosarcoma; RAS: Rat Sarcoma Virus; RhoA: Ras Homolog Family Member A; RTK: Receptor Tyrosine Kinase; YAP: Yes-Associated Protein.

9

High Unmet Need for an Effective and Tolerable Therapy in Recurrent LGSOC

- U.S. annual incidence: ~1,000-2,000[1] and prevalence: 6,000-8,000[2]
- Affects younger women with bimodal peaks of diagnosis between the ages of 20-30 and 50-60
  - Disproportionately impacts health, fertility and long-term quality of life[3,4]
- 80-90% of patients will experience a recurrence[5]
- Standard of care offers low to moderate response rates (6-13%)[6,7,8]



> ***When you get told that you have a recurrence, the mental load is a lot. You're thinking, okay, what did I have to do for treatment the first time? Now I have to repeat that. And will there even be something available for me to take for a second, or a third recurrence?***
>
> *- Amanda, real patient living with recurrent LGSOC; diagnosed at 26 with LGSOC*

VERASTEM ONCOLOGY

1.Verastem DOF; 2. US Cancer Statistics. Accessed 2024; 3. Slomovitz Gynecol Oncol 2020;
4. Manning-Geist B et al. Clin Cancer Res 2022;28(20):4456-4465; 5. Babaier 2022/p1/para1/ln6,7;
6. Gershenson Gynecol Oncol 2022; 7. Slomovitz Gynecol Oncol 2020; 8. Monk 2020/p3758/table2/footnote-b;

10

11 Individual patient experiences may vary. Not all patients treated with AVMAPKI® FAKZYNJA® CO-PACK will experience the same results. Please see the full Prescribing Information for more information Mary, 52, real patient treated with AVMAPKI FAKZYNJA CO-PACK for recurrent KRAS-mutated LGSOC • 2019 - Diagnosed at 48 with Stage 3 KRAS-mutated LGSOC • Treated with surgery, chemotherapy and AI; no evidence of disease for ~4 years • 2023 - LGSOC recurred & enrolled in the RAMP 201 trial • Dose interruptions effectively managed adverse events, allowing return to full-dose treatment • Complete response after 2 years of treatment with AVMAPKI FAKZYNJA CO-PACK Real World Experience: From Recurrence to Complete Response with AVMAPKI FAKZYNJA CO-PACK

12 AVMAPKI FAKZYNJA CO-PACK: Focused Execution Will Drive Sustained Growth Please see the full Prescribing Information for more information ✓ New patient starts ✓ Repeat prescribing ✓ Depth of prescribing among existing accounts ✓ Use in earlier-line patients ✓ Increased refills Consistent New Patient Starts Use at First or Next Recurrence Help Patients Stay on Therapy

AVMAPKI FAKZYNJA CO-PACK: Steady Revenue Growth Since Launch

$25.1M in Net Product Revenue **in Q2'26**

Achieved ~**$74.5M** in AVMAPKI FAKZYNJA CO-PACK Net Product Revenue **Since Launch in May 2025***



AVMAPKI
(avutometinib) capsules
0.8 mg
KEEP REFRIGERATED
FAKZYNJA
(defactinib) tablets
200 mg
VS 2
KEEP REFRIGERATED



$11.2M
$17.5M
$18.7M
$25.1M
Q3'25
Q4'25
Q1'26
Q2'26
NET PRODUCT REVENUE*

VERASTEM ONCOLOGY

Please see the full Prescribing Information for more information

*Not shown: Q2 2025 not a full quarter ($2.1M); May 8, 2025 FDA approval
Verastem DOF; US dollars in millions. Refer to press release issued on August 6, 2026 for full financial details.

13

RAMP 201: Demonstrated Durable Results Across Various Efficacy Measures in Heavily Pretreated US & European Patients With and Without a KRAS Mutation

Positive initial data from Japan RAMP 201J study

	All Patients[1]	KRAS mt	KRAS wt
ORR %	**31%**	**44%**	**17%**
DoT, mean	14.5 months	18 months	11 months
DoR, median	31 months	31 months	9 months
PFS, median	13 months	22 months	13 months
DCR at 6 or more months	61%	70%	50%
Discontinuation Rate Due to AEs	10%		

82% of All Patients Had a Reduction in Target Lesions, Regardless of KRAS Status[1]


Best Target Lesion Response Per IRC (% Change From Baseline)
120
110
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
KRAS wild-type
KRAS mutant

Avutometinib + Defactinib Regimen: Best Overall Response

New RAMP 201 Data @ SGO 2026

RAMP 201 Long-Term Data Median Follow-Up of 2 Years[2]:

- **More than half of responders (56%)** remain in response at 24 months
- **KRAS mt patients:** mDoR remains at 31.1 months and mPFS is 19.6 months
- **KRAS wt patients:** mDoR is now 12 months and mPFS is 12.7 months
- **The discontinuation rate due to AEs remains low (12%)** even with extensive follow up

New RAMP 201 Japan Data @ JSGO 2026

RAMP 201J Presented at Japan SGO Meeting July 2026[3]:

- **KRAS mt patients:** mDoR remains at 31.1 months and mPFS is 19.6 months
- **KRAS wt patients:** mDoR is now 12 months and mPFS is 12.7 months
- **The discontinuation rate due to AEs remains low (12%)** even with extensive follow up

VERASTEM ONCOLOGY

1. RAMP 201 data cut off as of June 30, 2024; 2. RAMP 201 Long-Term Efficacy and Safety August 2025 data cut off presented at SGO 2026; 3. Japan Society of Gynecologic Oncology
ORR: Objective Response Rate; DoT: Duration of Treatment; mDoR: median Duration of Response; mPFS: media Progression-free Survival; DCR: Disease Control Rate; AE: adverse event

14

Completed enrollment of primary analysis population

RAMP 301: International Phase 3 Confirmatory Trial of Avutometinib + Defactinib in Recurrent LGSOC

- **Expect to report topline primary endpoint of PFS by mid-2027**
- Similar entry criteria to RAMP 201 patient population: KRAS mt and KRAS wt recurrent LGSOC
- Study sites include the U.S., Canada, UK, Europe, Australia, New Zealand, Japan and South Korea

Inclusion Criteria

- Recurrent disease after prior platinum therapy
- Documented KRAS mutation status
- Measurable disease per RECIST v1.1
- Confirmed LGSOC diagnosis
- Prior MEKi allowed
- Prior bevacizumab allowed

1:1 Randomization
n = 270

Stratification Factors:

- KRAS mutation status (wt vs. mt)
- Geography (N. America/EU) vs. ROW
- Number of prior therapies (1-3 vs. 4 or more)

Avutometinib + Defactinib
n = 135

Avutometinib 3.2 mg PO BIW
Defactinib 200 mg BID
3 weeks on, 1 week off

May cross over upon BICR-confirmed PD

Investigator's Choice
n = 135

Pegylated Liposomal Doxorubicin
Paclitaxel
Letrozole
Anastrozole

Primary Endpoint:

PFS (BICR by RECIST v1.1)

Hierarchical Evaluation of PFS*:
KRAS mutant LGSOC
All recurrent LGSOC
KRAS wt LGSOC

Secondary Endpoints[a]

OS
PFS by RECIST v1.1 per INV assessment
ORR
DoR
DCR
Safety
Pharmacokinetics
PROs

[a] Unless otherwise specified, all tumor response-based endpoints will be analyzed using both BICR and INV assessments

RAMP 301 (GOG-3907/ENGOT-ov81/GTG-UK): NCT06072781

VERASTEM ONCOLOGY

*US FDA analysis plan will evaluate PFS independently in KRAS-mt and KRAS wt LGSOC; BID: twice a day; BIW: twice a week; DCR: disease control rate; DoR: duration of response; INV: investigator; KRAS: kirsten rat sarcoma virus; MEKi: MEK inhibitor; mt: mutant; PO: per oral; pts, patients; ORR: objective response rate; OS: overall survival; PD: progressive disease; PFS: progression-free survival; PROs: patient-reported outcomes; RECIST: response evaluation criteria in solid tumors; wt: wild type. BICR: blinded independent central radiological review

15

AVMAPKI FAKZYNJA CO-PACK Future Commercial Opportunity

Potential for Label and Geographic Expansion

2025

U.S.
Secured FDA Accelerated Approval in KRAS-mutated recurrent LGSOC.

2027

RAMP 301:
Topline data expected in mid-2027.

U.S. Label Expansion
Leverage the RAMP 301 results to confirm the initial indication and expand the indication regardless of KRAS mutation status.

2028

Japan:
Leverage the results from RAMP 201J & RAMP 301 for potential approval in both KRAS mutant and wild type recurrent LGSOC.

2029

Europe:
Leverage results from RAMP 301 for potential approval in both KRAS mutant and wild type recurrent LGSOC.

AVMAPKI® FAKZYNJA® CO-PACK
(avutometinib capsules; defactinib tablets)
0.8 mg; 200 mg

VERASTEM ONCOLOGY

KRAS mt represents ~33% of the population, while the wt represents 67% and therefore there are many more addressable patients.

16

17 VS-7375, Oral KRAS G12D (ON/OFF) Inhibitor

KRAS G12D: The Most Prevalent Mutation in Cancer with Poor Prognosis and High Unmet Need

VS-7375: Opportunity to Address a Large Patient Population Across KRAS G12D-Mutated Cancers

PANCREATIC CANCER

40%

KRAS G12D mutation in pancreatic cancer correlates with worse outcomes, shorter survival and a higher risk of progression[1]

Annual U.S. TAM:

~29K

COLORECTAL CANCER

15%

KRAS G12D mutation in CRC is often linked to more aggressive tumors[2]

Annual U.S. TAM:

~22K

LUNG CANCER

5%

KRAS G12D mutation is a significant driver in lung cancer, especially among non-smokers, and is linked to poor responses to SOC[3]

Annual U.S. TAM:

~10K

VERASTEM ONCOLOGY

CancerMPact Patient Metrics Active Disease calculation for Stage IV patients; TAM: Total Addressable Market; Note: TAM calculation is based on applying biomarker rate to active disease estimate. Ref: Lee et al Nature, Dec 2022 for epidemiology; 1 McIntyre et al.; Cancer Cell 2024, 42:1614-1629 and Hafezi S et al., Int J Mol Sci 2021, 22(19):10219; 2: : Lee J, et al. *J Clin Med*. 2020;9(12):3863; 3: Judd J, Abdel Karim N, Khan H, et al. Mol Cancer Ther. 2021;20(12):2577-2584;4

VS-7375: Potential Best-in-Class G12D Inhibitor for Advanced KRAS G12D-Mutated Cancers


KRAS
G12D
(OFF)
inactive
GDP
Pi
GTP
GAP
GEF
GDP
VS-7375
KRAS G12D
(ON/OFF)
Inhibitor
KRAS
G12D
(ON)
active
GTP
RAS/MAPK
Pathway
Signaling

DIFFERENTIATED PROFILE VS. OTHER RAS INHIBITORS

Dual potent inhibition of both ON and OFF states of KRAS G12D
Correlates with better in vivo efficacy and durability vs. ON-only (tricomplex) RAS inhibitors

High affinity for KRAS G12D with long residence time (18-24hrs)
Correlates with more rapid and durable suppression of pERK signaling vs. zoldonrasib in tumor cell lines

Selective inhibition of KRAS G12D
Spares T cell proliferation in contrast to RAS-Multi inhibitor (e.g., daraxonrasib), which impairs T cell proliferation

Once daily dose-proportional oral dosing in patients
Enables exposures in all patients corresponding to maximal tumor regressions across preclinical models

VERASTEM ONCOLOGY

Pachter et al., Targeting RAS 2nd edition 2025; Ai et al., ASCO 2025; Li et al., World Conference on Lung Cancer 2025; pERK: phosphorylated Extracellular signal-regulated Kinase; GEF: Guanine nucleotide exchange factor GAP: GTPase-activating protein

19

20 VS-7375: Well-Positioned to Compete as Best-in-Class KRAS G12D Inhibitor in Pancreatic, Colorectal and Lung Cancer Markets Potential best-in-class KRAS G12D (ON/OFF) inhibitor Differentiated Profile Efficacy at both 600 mg QD and 900 mg QD in PDAC, NSCLC, and CRC Anti-tumor Activity Across Tumors Low-grade GI side effects that attenuate after the first cycle Favorable Tolerability Profile Combinable with anti-EGFR therapy and SOC chemotherapy Broad Combination Potential Potential for Accelerated Approval pathway Defined Development Path PDAC: Pancreatic Ductal Carcinoma; NSCLC: Non-small Cell Lung Cancer; CRC: colorectal cancer; GI: gastrointestinal; EGFR: Epidermal Growth Factor Receptor; GI: gastrointestinal; QD: daily; SOC: Standard of Care

VS-7375: Competitive Profile Emerging Across Pancreatic, Colorectal and Lung Cancers

Anti-tumor Activity Across Tumor Types	• **Clinical activity at multiple doses in pancreatic, colorectal and lung cancers**	• **Dose-response efficacy in PDAC** • Potential for **chemo-free regimen in PDAC**
Safety Profile Significantly Improved After Cycle 1	• **Favorable mono** and **combination tolerability** • **No clinically meaningful** drug-related **liver** or **hematologic toxicity** observed	• Primarily **low-grade GI AEs** that **improve after cycle 1** • **No acneiform rash; no stomatitis / mucositis** observed with VS-7375 monotherapy
Combinability with SOC Therapies	• **Successfully combined** with **cetuximab** & full dose and schedule of **Gem/NabP**	• **Evaluating higher-dose** combinations • Multiple **novel combination opportunities**
Multiple Paths to Registration	• **Three Phase 2 trials** underway for **potential Accelerated Approval**	• **Expect to initiate three Phase 3 trials** in 1L setting **by 1H 2027**

VERASTEM ONCOLOGY

AE: adverse event; Gem/NabP: gemcitabine, nab-paclitaxel; 1L: first-line; 1H: first-half

21

VS-7375: Enrolled 190+ Patients Across Dose Escalation & Expansion Cohorts

Completed target enrollment in PDAC, CRC, and NSCLC cohorts in June 2026

TARGET-D 101

Phase 1/2 Study Evaluating VS-7375, a KRAS G12D (ON/OFF) inhibitor, as Monotherapy and in Combination, in Patients with KRAS G12D-Mutated Solid Tumors

Monotherapy Dose Escalation & Expansion

- ✓ DL1: 400 mg QD
- ✓ DL2: 600 mg QD
- ✓ DL3: 900 mg QD
- ✓ DL4: 1200 mg QD

- **2L PDAC**
- **2L/3L NSCLC**
- **2L+ Tumor Agnostic Solid Tumors**

Combination Dose Escalation & Expansion

- **VS-7375 + Cetuximab** — **2L+ CRC and 1L, 2L PDAC**
- **VS-7375 + Carbo/Pemetrexed/Pembro** — **1L NSCLC**
- **VS-7375 + Gem/NabP** — **1L and 2L+ PDAC**

✓ **Dose-Level Cleared**
[dashed box] **Ongoing**

The study is dosing with meals and using prophylactic antiemetics

VERASTEM ONCOLOGY

NCT07020221; DL: dose level; 2L: second-line; 3L: third-line

22

23 900 mg QD of VS-7375 Achieves the Targeted Human AUCss in the Majority of Patients Corresponding to Maximal Tumor Regression Across Mouse Models 400mg QD 600mg QD 900mg QD Equivalent exposure to mice at 100 mg/kg (PR in almost all mice in 4 tumor models) Equivalent exposure to mice at 10 mg/kg (Tumor regression in sensitive tumor models) Equivalent exposure to mice at 30 mg/kg (Tumor regression in all tumor models) VSTM DOF June 2026; AUCss: area under the curve at steady state; PR: partial response; KG: kilogram T A R G E T- D 1 0 1 N=11 N=73 N=24 40 mg QD 60 mg QD 90 mg QD 10 100 1000 10000 TARGET-D 101 VS-7375 (ng*h/mL) N=11 N=73 N=24

24 14 patients dosed at 900 mg QD had elevated levels of CA19-9 at baseline (>37 U/mL) and at least one scheduled on-treatment measurement – All patients remain on treatment – Includes 2-4L patients 93% (13/14) of patients showed >50% reduction in CA19-9 ≥50% reduction in CA19-9 has been correlated with improved PFS and OS for patients with PDAC1,2 93% of mPDAC Patients Treated with VS-7375 900 mg QD Achieved >50% Reduction in CA19-9 1NAPOLI-1, Wang-Gillam et al., European Journal of Cancer, 2019; 2ACCORD11/PRODIGE4, Robert et al., Oncology, 2017. PFS: progression-free survival; OS: overall survival Data cutoff: June 2026 0 6 12 18 24 30 -100 -50 0 Weeks % Change in CA19-9 (from baseline) 0101-020 0102-004 0103-007 0104-012 0104-016 0105-021 0105-023 0105-026 0106-016 0110-007 0112-016 0116-003 0116-005 0116-008 On Treatment

25 VS-7375: Compelling Single Agent and Combination Responses in PDAC Patients, As Early as Week 6 Week 12: cPR (-47%) (SLD: 80mm) Response ongoing Baseline Lesion: Liver, surgical bed, peritoneum (SLD: 151mm) Week 6: uPR (-100%) (SLD: 0mm) Response ongoing Baseline Lesion: Mesentery, peritoneum (SLD: 64mm) Baseline Lesion: Pleura, lung, mediastinum lymph node (52mm) Week 12: cPR: (-70%) (16mm) Confirmed Partial Response at Week 12 Complete Resolution of Target Lesion at Week 6 Deep and Rapid Response Achieved at Subtherapeutic Dose + Anti-EGFR VS-7375 900 mg QD Monotherapy in 55 y/o Male with mPDAC VS-7375 900 mg QD Monotherapy in 79 y/o Female with mPDAC VS-7375 400 mg QD + Anti-EGFR in 64 y/o Male with mPDAC SLD: sum of longest diameter; cPR: confirmed Partial Response; uPR: unconfirmed Partial Response; Source for all scans: TARGET-D 101 investigators; See appendix for full details.

26 VS-7375: Deep and Durable Tumor Responses Observed Across Lung and Colorectal Cancers Week 12: SD: (-29.5%) (SLD: 260mm) Baseline Lesion: (SLD: 370mm) CRC: Marked Reduction of Disease Burden Week 12: cPR (-49%) (SLD: 35mm) Baseline Lesion: (SLD 69mm) VS-7375 600 mg QD in 77 y/o Female with Advanced NSCLC NSCLC: Confirmed Partial Response at Week 6 with Deepening of Response Through Week 12 VS-7375 600 mg QD + Cetuximab in Heavily Pre-treated 42 y/o Male with mCRC Source: TARGET-D 101 investigators; See appendix for further details.

27 LFT: Liver function test VS-7375: Safety Summary: Favorable Tolerability Profile Across Monotherapy and Combinations Primarily low-grade nausea, vomiting, diarrhea Nearly all GI side effects respond to standard prophylactic treatment No unexpected AEs and low rates of Grade 3 AEs No clinically-meaningful cytopenias, LFT abnormalities, stomatitis or rash AE profile does not show a dose-dependent pattern Promising longer term tolerability data with no clinically significant cumulative toxicities

VS-7375 Well-Tolerated Up To 900 mg; Low-Grade GI AEs Most Common

TRAEs reported in >1 patient

System Organ Class / Preferred Term	600 mg (N=57) Gr. 1 n(%)	600 mg (N=57) Gr. 2 n(%)	600 mg (N=57) Gr. 3 n(%)	600 mg (N=57) Gr. ≥4 n(%)	600 mg (N=57) All Gr. n(%)	900 mg (N=25) Gr. 1 n(%)	900 mg (N=25) Gr. 2 n(%)	900 mg (N=25) Gr. 3 n(%)	900 mg (N=25) Gr. ≥4 n(%)	900 mg (N=25) All Gr. n(%)
Gastrointestinal disorders										
Diarrhea	22 (39)	7 (12)	2 (4)	0	31 (54)	9 (36)	3 (12)	0	0	12 (48)
Nausea	20 (35)	8 (14)	1 (2)	0	29 (51)	9 (36)	3 (12)	1 (4)	0	13 (52)
Vomiting	16 (28)	4 (7)	1 (2)	0	21 (37)	5 (20)	1 (4)	0	0	6 (24)
Constipation	5 (9)	0	0	0	5 (9)	0	0	0	0	0
Dyspepsia	4 (7)	0	0	0	4 (7)	1 (4)	0	0	0	1 (4)
Abdominal distension	1 (2)	0	0	0	1 (2)	2 (8)	1 (4)	0	0	3 (12)
Abdominal pain	1 (2)	0	1 (2)	0	2 (4)	1 (4)	0	0	0	1 (4)
Flatulence	1 (2)	0	0	0	1 (2)	2 (8)	0	0	0	2 (8)
General disorders										
Fatigue	14 (25)	3 (5)	0	0	17 (30)	5 (20)	3 (12)	0	0	8 (32)
Oedema peripheral	2 (4)	0	0	0	2 (4)	0	0	0	0	0
Investigations										
Lipase increased	4 (7)	2 (4)	0	0	6 (11)	0	1 (4)	0	0	1 (4)
Amylase increased	3 (5)	1 (2)	0	0	4 (7)	1 (4)	0	0	0	1 (4)
Alanine aminotransferase increased	2 (4)	0	0	0	2 (4)	1 (4)	0	0	0	1 (4)
Blood and lymphatic system disorders										
Neutropenia	2 (4)	3 (5)	1 (2)	0	6 (11)	0	2 (8)	0	0	2 (8)
Anemia	0	4 (7)	0	0	4 (7)	0	2 (8)	0	0	2 (8)
Leukopenia	2 (4)	0	0	0	2 (4)	0	0	0	0	0
Thrombocytopenia	1 (2)	0	0	0	1 (2)	1 (4)	0	0	0	1 (4)
White blood cell count decreased	1 (2)	1 (2)	0	0	2 (4)	0	0	0	0	0
Metabolism and nutrition disorders										
Decreased appetite	0	2 (4)	0	0	2 (4)	4 (16)	1 (4)	0	0	5 (20)
Hypomagnesaemia	2 (4)	0	0	0	2 (4)	0	0	0	0	0
Nervous system disorders										
Dysgeusia	3 (5)	0	0	0	3 (5)	2 (8)	0	0	0	2 (8)
Dizziness	1 (2)	0	1 (2)	0	2 (4)	0	0	0	0	0
Skin and subcutaneous tissue disorders										
Pruritus	3 (5)	0	0	0	3 (5)	0	0	0	0	0
Rash	3 (5)	0	0	0	3 (5)	0	0	0	0	0
Urticaria	0	0	1 (2)	0	1 (2)	1 (4)	0	0	0	1 (4)
Renal and Urinary disorders										
Acute kidney injury	0	0	1 (2)	0	1 (2)	0	1 (4)	0	0	1 (4)

VERASTEM ONCOLOGY

TRAEs: treatment-related adverse events; Neutropenia' and 'Neutrophil count decreased' are grouped as 'Neutropenia'
VSTM: DOF, Data cutoff: June 12, 2026

28

VSTM: DOF, Data cutoff: June 12, 2026 29 Major TRAEs Largely Attenuated After Cycle 1 on Both VS-7375 600 mg QD & 900 mg QD 600 mg (N=51) 900 mg (N=22) System Organ Class / Preferred Term Gr. 1 n(%) Gr. 2 n(%) Gr. 3 n(%) Gr. ≥4 n(%) All Gr. n(%) Gr. 1 n(%) Gr. 2 n(%) Gr. 3 n(%) Gr. ≥4 n(%) All Gr. n(%) Gastrointestinal disorders Diarrhea 6 (12) 4 (8) 2 (4) 0 12 (24) 4 (18) 0 0 0 4 (18) Nausea 4 (8) 5 (10) 0 0 9 (18) 2 (9) 0 1 (5) 0 3 (14) Vomiting 7 (14) 3 (6) 0 0 10 (20) 2 (9) 0 0 0 2 (9) Investigations Amylase increased 3 (6) 1 (2) 0 0 4 (8) 0 0 0 0 0 Lipase increased 3 (6) 1 (2) 0 0 4 (8) 0 0 0 0 0 Nervous system disorders Dizziness 1 (2) 0 1 (2) 0 2 (4) 0 0 0 0 0 Dysgeusia 2 (4) 0 0 0 2 (4) 1 (5) 0 0 0 1 (5) Blood and lymphatic system disorders Neutropenia 1 (2) 3 (6) 1 (2) 0 5 (10) 0 0 0 0 0 Anemia 0 3 (6) 0 0 3 (6) 0 1 (5) 0 0 1 (5) Leukopenia 2 (4) 0 0 0 2 (4) 0 0 0 0 0 General disorders Fatigue 4 (8) 2 (4) 0 0 6 (12) 0 1 (5) 0 0 1 (5) Metabolism and nutrition disorders Decreased appetite 0 2 (4) 0 0 2 (4) 1 (5) 0 0 0 1 (5) Hypomagnesaemia 2 (4) 0 0 0 2 (4) 0 0 0 0 0 TRAEs reported in >1 patient after cycle 1 (≥29 days); only include patients followed up for at least 29 days

Maximizing the Opportunity in PDAC Through VS-7375 Monotherapy and EGFR Combination Strategies

TARGET-D 201

FPD in June 2026

Part A: 2L PDAC

R 1:1 randomization

Cohort A1	VS-7375 900 mg monotherapy (N=20)
Cohort A2	VS-7375 900 mg + Cetuximab (N=20)

Cohort(s) that meet efficacy threshold*

Part B: 2L PDAC Expansion

Cohort B1	VS-7375 900 mg monotherapy (N=60)
Cohort B2	VS-7375 900 mg + Cetuximab (N=60)

Part C: 1L PDAC

VS-7375 900 mg + Cetuximab (N=25)

Study Population	Key Endpoints	Next Key Milestone
Part A & B: 2L KRAS G12D-mutated PDAC **Part C:** 1L KRAS G12D-mutated PDAC	Part A, B, C: Primary: ORR by BICR Secondary: DOR	Expect to complete enrollment by end of 2026

*All A1 patients with SD allowed to crossover to cetuximab combo if A1 fails to meet efficacy threshold

VERASTEM ONCOLOGY

FPD: First patient dosed; LPD: Last patient dosed; EGFR: Epidermal Growth Factor Receptor

30

31 Evaluating VS-7375 Monotherapy in Advanced NSCLC, Including Patients with Brain Metastases Cohort A: Confirm 900 mg QD is the go-forward dose Part A: 2L/3L NSCLC VS-7375 900 mg QD (N=20) Cohort B: Preferred dose of VS-7375 (N=60) Part B: 2L/3L NSCLC Part C: 2L/3L/4L VS-7375 900 mg QD with asymptomatic untreated brain metastasis (N=25) Study Population Key Endpoints Next Key Milestone Parts A & B: • Prior treatment with platinum-based chemo and ICI • At least 1 and no more than 2 prior systemic lines of therapy Primary: ORR by BICR Secondary: DOR Expect to complete enrollment by end of 2026 Part C: Received at least 1 and no more than 3 prior systemic lines of therapy Intracranial ORR by mRECIST v1.1 by BICR FPD in July 2026

Advancing a VS-7375 Combination Strategy with EGFR Inhibitors and Chemotherapy in Metastatic CRC

TARGET-D 203

FPD in July 2026

Part A: 2L+ CRC

- **Cohort A1:** VS-7375 900 + Cetuximab or Panitumumab (N=40)
- Ⓡ 2:1 randomization
- **Cohort A2:** VS-7375 900 mg monotherapy (N=20)

Confirm 900 mg QD is the go-forward dose →

Part B: 2L+ CRC

Cohort B: Preferred Regimen: VS-7375 + Cetuximab or Panitumumab *OR* VS-7375 monotherapy (N=60)

Part C: 1L CRC

VS-7375 + Cetuximab + mFOLFOX6 (N=30)

	Study Population	Key Endpoints	Next Key Milestone
Part A, B:	Prior SoC: fluoro-pyrimidine, irinotecan, oxaliplatin, VEGFi#	Primary: ORR by BICR Secondary: DOR	Expect to complete enrollment by end of 2026
Part C:	No prior tx for metastatic disease	Safety/Tolerability	

VERASTEM ONCOLOGY

#No prior TAS-102 (trifluridine and tipiracil) or regorafenib. VEGFi as appropriate.

mFOLFOX: modified oxaliplatin, leucovorin, and 5-fluorouracil; VEGFI: vascular endothelial Growth Factor

32

VS-7375: Leveraging Potential Best-in-Class Profile to Pursue Parallel Clinical Development Paths

	Now	Next	Future
Pancreatic Cancer	**TARGET-D 201** 2L mPDAC mono & EGFR Combo 1L mPDAC EGFR Combo	**TARGET-D 301** 1L mPDAC EGFR Combo & GnP Combo*	
	✓ *FDA granted Fast Track Designations in advanced/metastatic PDAC*		
Lung Cancer	**TARGET-D 202** 2L advanced NSCLC Mono 1L advanced NSCLC Brain Mets Mono	**TARGET-D 302** 1L advanced NSCLC Chemo Combo*	
	✓ *FDA granted Fast Track Designation in advanced/metastatic NSCLC*		
Colorectal Cancer	**TARGET-D 203** 2L mCRC EGFR Combo 1L mCRC EGFR + Chemo Combo	**TARGET-D 303** 1L mCRC EGFR + Chemo Combo*	

Future

Clinical Approaches:

- Earlier lines
- New combinations with PRMT5i, PanRASi

Regulatory Engagement:

- Breakthrough Therapy Designations
- Potential Accelerated Approval Pathway

VERASTEM ONCOLOGY

*Subject to discussions with the FDA.

Potential opportunities based on data from ongoing clinical trials; GNP: gemcitabine and nab-paclitaxel; aNSCLC: advanced non-small cell lung cancer; mCRC: metastatic colorectal cancer

33

RAMP 205: Avutometinib + Defactinib + Standard-of Care in First-Line Metastatic Pancreatic Cancer

35 RAMP 205: 86% 6-month Overall Survival Rate, Follow-up Continues and Survival Data Continue to Mature • 90% of patients presented with metastatic disease (Stage IV) at diagnosis • At the RP2D (DL1), the majority (83%) of patients experienced tumor shrinkage • 9 patients remain on therapy, follow up continues • Adverse events remained generally consistent with previously reported safety and tolerability profile, with no new safety signals observed RAMP 205 Dose Level 1 9.8 months median follow-up GnP in IL mPDAC NAPOLI-31 N = 29 N= 387 ORR % (n) Confirmed: 52% (15/29) Confirmed: 36.2% (140/387) 6 months PFS % (95% CI) 68% (45, 82) 43% (38, 49) 6 months OS % (95% CI) 86% (47,99) 68% (64,73) RP2D DL1: Avutometinib 2.4 mg twice weekly (BIW), defactinib 200 mg twice daily (BID) for 3 weeks on and one week off, and gemcitabine (800 mg/m2 ) plus nab-paclitaxel (125 mg/m2 ) administered on Days 1, 8, and 15 of each 28-day cycle. 1. Wainberg Z, Melisi D, Macarulla T et al. NALIRIFOX versus nab-paclitaxel and gemcitabine in treatment-naive patients with metastatic pancreatic ductal adenocarcinoma (NAPOLI 3): a randomized, open-label, phase 3 trial; The Lancet, 2023; 402, 1272-1281 VSTM DOF: As of June 5, 2026 data cutoff

Financials 36

37 Oberland Finance Credit Facility • $75M principal of notes outstanding – Floating interest rate, subject to a floor and a cap – Interest only payments through January 2031 Oberland Revenue Notes • Up to $75M in synthetic royalty revenue notes – $50M funded at closing in August 2026 – $25M available at Company’s option upon quarterly sales of AVMAPKI FAKZYNJA CO-PACK of at least $40M by Q1 2027 – Royalty rate of 4.50%, reduces to 1.75% upon paying previously funded amounts in royalties prior to December 31, 2031 – Maturity Date of June 2033 No financial covenants Proforma cash of $201.4M with Oberland and COPIKTRA sales milestone, combined with expected product revenue and future tranche from Oberland facility, expected to extend cash runway into 2H 2027 Financial Summary ($ in millions) Three Months Ended June 30, 2026 Net Product Revenue $25.1M GAAP Operating Expenses $72.8M Non-GAAP Operating Expenses $69.1M* As of June 30, 2026 Cash, cash equivalents & short-term investments $136.4M Pro-Forma cash, cash equivalents & short-term investments $201.4M** Shares Outstanding 90.5M*** Q2 2026 Financial Highlights * Three months ended June 30, 2026 GAAP operating expenses of $72.79M less Q2 2026 stock-based compensation expense of $3.43M less amortization of intangible assets of $0.28 = $69.08M Q2 2026 non-GAAP operating expenses. ** Pro-Forma amount includes receipt of $15M COPIKTRA milestone in July 2026 and $50M upon closing of Oberland royalty facility in August 2026 *** Excludes unexercised pre-funded warrants (9.7M shares upon exercise).

EU: European Union ; *Please see full 38 Delivering for Long-term Growth • Establishing commercial presence with AVMAPKI FAKZYNJA CO-PACK – Meaningful quarterly growth driven by new patient starts, increased refills and expanding physician adoption – RAMP 301: Fully-enrolled Phase 3 confirmatory trial has the potential to expand U.S. label and can be leveraged for EU/Japan approvals in recurrent LGSOC regardless of KRAS mutation • VS-7375 addresses significant opportunity in multiple KRAS G12D solid tumors with a differentiated profile and compelling anti-tumor activity – Broad clinical development program advancing VS-7375 across multiple tumor types with multiple registration pathways – Three registration-directed Phase 2 trials underway in pancreatic, lung and colorectal cancers, with three Phase 3 trials planned to initiate in 1H 2027 • Cash runway into 2H of 2027* to see key data inflection points – AVMAPKI FAKZYNJA CO-PACK franchise will be self-sustaining in 2H 2026, funding both commercial operations and avutometinib plus defactinib clinical trials

THANK YOU!

Appendix

41 AVMAPKI FAKZYNJA CO-PACK: Category 2A Recommendation for KRAS-mutated Recurrent LGSOC NCCN Category 1 NCCN Category 2a NCCN Category 2b NCCN Category 3 General % Commercial Payer Coverage Examples of Clinical Data in LGSOC and Current NCCN Guideline Category No category 1 recommendation Hormonal therapy (e.g., Anastrozole, Letrozole) & chemotherapy • 6-13% ORR 4 • 17-30% discontinuation rate due to AEs4 Trametinib (2-4% US utilization rate1 ) • 26% ORR by INV assessment, no BICR5 • 36% discontinuation rate due to AEs5 Binimetinib • Study stopped early due to futility • 16% ORR by BICR • 31% discontinuation rate due to AEs • Supported by MILO study3 Avutometinib + Defactinib Combination Therapy KRAS mt recurrent LGSOC Please see the full Prescribing Information for more information General source: NCCN; McGivney Global Advisory research and analysis; L.E.K. research and analysis. NCCN categories of preference: Preferred intervention, Other recommended intervention, Useful in certain circumstances. High-level of evidence generally means large randomized controlled Phased 3 trials; Pie charts represent coverage by all major commercial players; 1. Data on File; 2. GOG 281 trial Gershenson et al., Lancet 2022; 3. MILO Study Monk et al., J Clin Oncol 2020; 4. Supported by GOG 281 and MILO studies2,3 ; 5. Supported by GOG 2812 ;AEs: adverse events; BICR: Blinded Independent Central Review

42 OB: Orange Book Listed Patent AVMAPKI FAKZYNJA CO-PACK Patent Portfolio OB: 7,897,792 Avutometinib COM (expiry 2/9/2027) OB: 11,400,090 – Avutometinib mono dosing - (expiry 10/29/2038) PTE OB: 7,928,109 Defactinib COM US (expiry 4/17/2028) PTA PTE (Aug, 2034) OB: 8,247,411 Defactinib – genus (expiry 4/17/2028) OB: 11,517,573 A+D combo dosing– (expiry 9/11/2040) OB: 11,873,296 Avuto polymorph – (expiry 12/29/2042) PTE (May 2039)

GFH375/VS-7375 Confers Single Agent Anti-Tumor Activity in Patients with Previously Treated PDAC and NSCLC

NSCLC

- **68.8% ORR (n=16) at 600 mg QD**; 57.7% ORR (n=26) evaluable pts*
- Among the 5 pts with baseline brain metastases, 2 achieved PR

	All patients (N=26)	600mg QD (N=16)
ORR [90% CI]	57.7% [39.8%, 74.2%]	**68.8%** [41.3%, 89.0%]
DCR [90% CI]	88.5% [72.8%, 96.8%]	93.8% [69.8%, 99.8%]



Best Percentage Change from Baseline%
100
50
0
-50
750mg QD
300mg BID
600mg QD
400mg QD
200mg QD
100mg QD
C -PR confirmed
→ -On treatment
BOR PD PD SD SD SD SD PD SD SD SD SD PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR
PLoT 3 2 2 2 3 1 2 1 1 2 2 1 1 1 2 2 3 4 2 3 4 1 1 2 3 1

PDAC

- **58.3% ORR (n=12) in 2L;** 40.7% ORR (n=59) in all evaluable pts at 600 mg QD*
- mPFS and mOS has not been reached for 2L PDAC pts. Median follow up time was 5.65 months.

	All PDAC (N=59)	2L (N=12)	3L+ (N=47)
ORR [90%CI]	**40.7%** [29.87%, 52.22%]	**58.3%** [31.52%, 81.90%]	**36.2%** [24.52%, 49.18%]
DCR [90%CI]	**96.6%** [89.71%, 99.39%]	**100%** [77.91, 100%]	**95.7%** [87.20%, 99.24]



Max target lesion change from baseline %
50
0
-50
2L
3L+

Manageable Safety Profile

- GFH375 presented a manageable safety profile at 600mg QD in heavily previously treated KRAS G12D mutant NSCLC & PDAC patients
- NSCLC: 4.2% of patients discontinued treatment due to TRAEs. Dose intensity = 90%.
- PDAC: 3% of patients discontinued treatment due to TRAEs. Dose intensity = 93%

Ongoing Trials by GenFleet in China

- Initiated registrational Phase 3 trial in previously treated KRAS G12D-mutated PDAC at 600 mg QD versus investigator choice of chemotherapy
- Ongoing Phase 1b/2 trial of GFH375 in combination with cetuximab or chemotherapy. The chemotherapy combination will be conducted 1L PDAC.
- Ongoing Phase 1/2 trial in G12D solid tumors

VERASTEM ONCOLOGY

GFH375 is being developed by GenFleet Therapeutics in China. Source of data: GenFleet presentation at WCLC, ESMO and company event in 2025. *Includes confirmed and unconfirmed responses. QD: once daily; PR: partial response; TRAE: treatment-related adverse events; IL: first-line; 2L: second line; 3L: third-line;

43

Novel Combinations with VS-7375 Induce Dramatic and Sustained Tumor Regressions in Preclinical Models

Combination of VS-7375 With Daraxonrasib Yields More Sustained Tumor Regression Than Combination of Zoldonrasib + Daraxonrasib

KP4 KRAS G12D PDAC model



Tumor volume (mm³ ± SEM)
2500
2000
1500
1000
500
0
0
20
40
60
80
Days after first dose
vehicle
zoldonrasib
daraxonrasib
zoldonrasib + daraxonrasib
VS-7375
VS-7375 + daraxonrasib
Vehicle
VS-7375 50 mg/kg BID
Zoldonrasib 100 mg/kg QD
Daraxonrasib 25 mg/kg QD
VS-7375 + daraxonrasib
Zoldonrasib + daraxonrasib

Combination of VS-7375 + PRMT5 Inhibitor Induces Dramatic Sustained Tumor Regressions in KRAS G12D/MTAP-Del PDAC Models

PACX020 Pancreatic Cancer Model



Tumor volume (mm³ +/- SEM)
1500
1250
1000
750
500
250
0
0
20
40
60
80
Days after first dose
vehicle
navlimetostat
VS-7375
VS-7375 + navlimetostat
Vehicle
VS-7375 50 mg/kg BID
Navlimetostat 100 mg/kg QD
VS-7375 + navlimetostat

All mice (8/8) showed complete responses with VS-7375 + navlimetostat (PRMT5 inhibitor)

VERASTEM ONCOLOGY

Verastem data on file; Coma et al., AACR 2026; PRMT5: Protein arginine N-methyltransferase 5
QD: once daily; BID: twice per day

44

45 Confirmed Partial Response at Week 12 with VS-7375 900 mg QD Monotherapy in 55 y/o Male with mPDAC • Prior mFOLFIRINOX (SD for 4 mos) and Gem/NabP (PD after 2 mos) • Investigator-reported pain resolution within 1 week of treatment (completely off morphine from 100 mg/day) • No treatment-related AE reported • Normal CA-19-9 levels at baseline. No CEA or CA125 measurements Week 12: cPR (-47%) (SLD: 80mm) Response ongoing Baseline Lesion: Liver, surgical bed, peritoneum (SLD: 151mm) SLD: sum of longest diameter; cPR: confirmed Partial Response; SD: stable disease; mos: months; PD: progressive disease; CEA: carcinoembryonic antigen; CA125: cancer antigen 125; mFOLFIRINOX: oxaliplatin, irinotecan, leucovorin, and fluorouracil (5-FU) Source: TARGET-D 101 investigator

46 Complete Resolution of Target Lesion at Week 6 with VS-7375 900 mg QD Monotherapy in 79 y/o Female with mPDAC uPR: unconfirmed partial response; G: Grade.; Tx: therapy Source: TARGET-D 101 investigator • Prior Gem/NabP (6 mos of Tx) , NALIRI (11 mos of Tx), and FOLFOX (3 mos of Tx) • Investigator-reported abdominal pain and distention (caused by ascites) resolved in 2 weeks • Selected AE: G2 diarrhea (resolved), G2 fatigue, G2 anorexia • Highly elevated CA-19-9 levels at baseline with >60% reduction in 3 weeks and >99% reduction in 6-9 weeks Week 6: uPR (-100%) (SLD: 0mm) Response ongoing Baseline Lesion: Mesentery, peritoneum (SLD: 64mm) 0 4000 8000 12000 16000 20000 0 3 6 9 CA 19-9 (U/mL) Time on Tx (weeks) >99% reduction of CA 19-9

47 Source: VS-7375 TARGET-D 101 investigator; RT: radiotherapy; TEAE: treatment-emergent adverse event Baseline Lesion: Pleura, lung, mediastinum lymph node (52mm) 7x5mm 9x7mm Week 6: cPR (-46%) (28mm) Week 12: cPR: (-70%) (16mm) Deep and Rapid Response Achieved at Subtherapeutic Dose with VS-7375 400 mg QD + Anti-EGFR in 64 y/o Male with mPDAC • Prior FOLFIRINOX + RT (PR) and FOLFIRINOX (SD for 3 mos) • Investigator-reported cough had resolved within 1 week of treatment • Selected TEAEs included upper GI hemorrhage*, anemia*, gastritis* and rash maculopapular** 0 200 400 600 800 1000 0 3 6 9 12 CA19-9 (U/mL) Time on Tx (weeks) Significant drop in CA19-9 Levels by Week 3 *Unrelated to VS-7375 per investigator **Likely attributed to cetuximab, not VS-7375

48 Marked Reduction of Disease Burden with VS-7375 600 mg QD + Cetuximab in Heavily Pre-treated 42 y/o Male with mCRC Source: TARGET-D 101 Investigator Week 12: SD: (-29.5%) (SLD: 260mm) Baseline Lesion: (SLD: 370mm) 0 500 1000 1500 2000 2500 3000 3500 4000 4500 0 3 6 9 12 CEA (ng/mL) Time on Tx (weeks) 90% CEA reduction from baseline • 6 prior lines of therapy. Exhausted standard-of-care therapies, including TAS-102, and received 2 different and sequential investigational agents through clinical trials • Investigator-reported abdominal distention mostly resolved • No significant AE except cetuximab-induced acneiform rash

49 Week 12: cPR (-49%) (SLD: 35mm) Baseline Lesion: (SLD 69mm) Source: TARGET-D 101 investigator Confirmed Partial Response at Week 6 with Deepening of Response Through Week 12 at VS-7375 600 mg QD in 77 y/o Female with Advanced NSCLC ▪ Prior therapy of Pemetrexed-Carbo-Pembro (SD 4 mos) ▪ Patient had an unconfirmed partial response at week 6 (-34%) that was confirmed at week 12 (-49%) ▪ Investigator-reported shortness-of-breath and tumor pain improved within 2 weeks of dosing ▪ TEAE: diarrhea G3, dose reduced in cycle 3 to 400 mg for 4 weeks and re-escalated to 600 mg after in cycle 4